Exhibit 99.77(q)(i)

Item 77Q-1 Exhibits

(a)(1)	Amendment No. 17 Establishment of New Share Class (Class A Shares of Voya Securitized Credit Fund) effective July 9, 2015 to the Declaration of Trust – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(a)(2)	Amendment No. 18, Establishment of New Share Class, (Class I Shares of Voya Securitized Credit Fund), effective July 9, 2015 to the Declaration of Trust – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(1)	Waiver Letter dated August 1, 2015 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Investment Grade Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(2)	Waiver Letter dated August 1, 2015 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund) – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(3)	Waiver Letter dated July 31, 2015 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and the Registrant dated November 18, 2014, as amended and restated May 1, 2015 (with respect to Class P shares of Voya Securitized Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(4)	Expense Limitation Agreement, effective November 18, 2014, between the Registrant and Voya Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

(e)(5)	Amended Schedule A, dated August 1, 2015, to the Expense Limitation Agreement effective November 18, 2014, between the Registrant and Voya Investments, LLC) – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(6)	Waiver Letter dated August 1, 2015 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Voya Investment Grade Credit Fund – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(7)	Waiver Letter dated August 1, 2015 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(e)(8)	Waiver Letter dated July 31, 2015 to the Sub-Advisory Agreement dated November 18, 2014 regarding the sub-advisory fee for Class P Shares of Voya Securitized Credit Fund – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.